UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2010

CIRCUS AND ELDORADO JOINT VENTURE

SILVER LEGACY CAPITAL CORP.

(Exact names of registrants as specified in their charters)

Nevada Nevada	333-87202	88-0310787 71-0868362
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

407 North Virginia Street, Reno, Nevada 89501

(Address of principal executive offices, including ZIP code)

Registrant’s telephone number, including area code (800) 687-7733

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(b) On February 3, 2010, Gary L. Carano, the Partnership’s General Manager and its Chief Executive Officer, was informed by MGM MIRAGE of its appointment of Corey I. Sanders to the Partnership’s Executive Committee. Mr. Sanders is the Chief Operating Officer-Core Brands overseeing 11 of MGM MIRAGE’s properties.

On February 3, 2010, Gary L. Carano was also informed that MGM MIRAGE has designated Donald D. Thrasher, a current Executive Committee member, to serve on the Partnership’s Audit Committee.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 5, 2010	CIRCUS AND ELDORADO JOINT VENTURE

	By:	/s/ Gary L. Carano
Gary L. Carano Chief Executive Officer

SILVER LEGACY CAPITAL CORP.

	By:	/s/ Gary L. Carano
Gary L. Carano Chief Executive Officer